Exhibit 99.1




                                                           November 9, 2004




FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                        ANNOUNCES NINE MONTH 2004 RESULTS



Leucadia National Corporation (LUK - NYSE and PCX) today announced its operating results for the nine month period ended September 30, 2004. Net income was $96,587,000 or $1.35 per diluted common share for the nine month period ended September 30, 2004 compared to net income of $57,721,000 or $.96 per diluted common share for the nine month period ended September 30, 2003. Net income per share included $.03 of losses and $.09 of income from discontinued operations for the nine month 2004 and 2003 periods, respectively.

For more information on the Company's results of operations for 2004, please see the Company's Form 10-Q for the nine months ended September 30, 2004, which was filed with the Securities and Exchange Commission today.

           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
           ----------------------------------------------------------
                (In thousands, except earnings per share amounts)
                                   (Unaudited)

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

                                                                               For the Three Month           For the Nine Month
                                                                             Period Ended September 30,   Period Ended September 30,
                                                                             --------------------------   --------------------------
                                                                                2004           2003          2004           2003
                                                                                ----           ----          ----           ----

Revenues and other income                                                     $634,429        $75,103     $1,715,557     $197,259
                                                                              ========        =======     ==========     ========

Net securities gains                                                          $ 55,823        $   332     $  117,441     $    546
                                                                              ========        =======     ==========     ========

Income (loss) from continuing operations before income
   taxes, minority expense of trust preferred securities and
   equity in income (losses) of associated companies                          $ 80,511        $(7,035)    $   75,267     $    226

Income tax provision (benefit)                                                   1,879        (11,542)           521      (11,769)
                                                                              --------        -------     ----------     --------

Income from continuing operations before minority
   expense of trust preferred securities and equity in income
   (losses) of associated companies                                           $ 78,632        $ 4,507     $   74,746     $ 11,995
                                                                              ========        =======     ==========     ========

Equity in income (losses) of associated companies, net of taxes               $ (3,919)       $50,090     $   24,213     $ 42,942
                                                                              ========        =======     ==========     ========

Income from continuing operations                                             $ 74,713        $54,597     $   98,959     $ 52,176
                                                                              ========        =======     ==========     ========

Income (loss) from discontinued operations, net of taxes                      $   (149)       $ 1,493     $   (2,372)    $  5,545
                                                                              ========        =======     ==========     ========

   Net income                                                                 $ 74,564        $56,090     $   96,587     $ 57,721
                                                                              ========        =======     ==========     ========

Basic earnings (loss) per common share:
Income from continuing operations                                               $ 1.05          $ .92         $ 1.39        $ .88
Income (loss) from discontinued operations                                        --              .02           (.03)         .09
                                                                                ------        -------         ------        -----
   Net income                                                                   $ 1.05          $ .94         $ 1.36        $ .97
                                                                                ======        =======         ======        =====

Number of shares in calculation                                                 71,145         59,642         70,973       59,630
                                                                                ======        =======         ======       ======

Diluted earnings (loss) per common share:
Income from continuing operations                                               $ 1.00          $ .91         $ 1.38        $ .87
Income (loss) from discontinued operations                                        --              .02           (.03)         .09
                                                                                ------          -----         ------        -----
   Net income                                                                   $ 1.00          $ .93         $ 1.35        $ .96
                                                                                ------          -----         ------        -----

Number of shares in calculation                                                 76,715         60,072         74,594       60,044
                                                                                ======         ======         ======       ======




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